                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 7, 2004
                           ---------------------------

                                 Citigroup Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

   Delaware                    1-9924                            52-1568099
---------------              -----------                     -------------------
(State or other              (Commission                       (IRS Employer
jurisdiction of              File Number)                    Identification No.)
incorporation)

                    399 Park Avenue, New York, New York 10043
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (212) 559-1000
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Citigroup Inc.
                          Current Report on Form 8-K/A

Citigroup Inc. (the "Company") filed a Form 8-K on May 10, 2004 announcing, among other things, that the Company had reached a settlement on WorldCom class action litigation for $1.64 billion after-tax. The Memorandum of Agreement, dated as of May 7, 2004, among the parties named therein, is filed as Exhibit
99.2 to this Form 8-K/A and such exhibit is incorporated herein by reference in its entirety.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)   Exhibits

      Exhibit Number

         99.1    Press Release, dated May 10, 2004, issued by Citigroup Inc.*

         99.2    Memorandum of Agreement, dated as of May 7, 2004.

* Previously filed in the Current Report on Form 8-K filed by the Company on May 10, 2004.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 11, 2004           CITIGROUP INC.

                              By: /s/ Michael S. Helfer
                                  ----------------------------------------------
                                  Name:  Michael S. Helfer
                                  Title: General Counsel and Corporate Secretary

                                  EXHIBIT INDEX

Exhibit Number

     99.1   Press Release, dated May 10, 2004, issued by Citigroup Inc.*

     99.2   Memorandum of Agreement, dated as of May 7, 2004.

* Previously filed in the Current Report on Form 8-K filed by the Company on May 10, 2004.